Putnam Arizona Tax Exempt Income Fund
                          (the "Arizona fund")
                 Putnam Florida Tax Exempt Income Fund
                          (the "Florida fund")
              Putnam Massachusetts Tax Exempt Income Fund
                       (the "Massachusetts fund")
                 Putnam Michigan Tax Exempt Income Fund
                          (the "Michigan fund")
                Putnam Minnesota Tax Exempt Income Fund
                         (the "Minnesota fund")
                Putnam New Jersey Tax Exempt Income Fund
                         (the "New Jersey fund")
                   Putnam Ohio Tax Exempt Income Fund
                            (the "Ohio fund")
               Putnam Pennsylvania Tax Exempt Income Fund
                        (the "Pennsylvania fund")

                Prospectus Supplement dated June 18, 1997
                 to Prospectus dated September 30, 1996,
                        as revised April 30, 1997

     The following table is included in the section of the prospectus entitled "Financial highlights."

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)

                                     FOR THE PERIOD                                    FOR THE PERIOD
                            MAY 1, 1995                 FOR THE                       JANUARY 4, 1993
                                      (COMMENCEMENT                       ELEVEN MONTHS                (COMMENCEMENT
                 YEAR ENDED       OF OPERATIONS) TO  YEAR ENDED       ENDED  YEAR ENDED            OF OPERATIONS) TO
                     MAY 31      MAY 31      MAY 31      MAY 31    JUNE 30     JUNE 30
                       1996        1995        1996       1995*        1994       1993
                                CLASS M                             CLASS B
Net asset value,
beginning of period   $8.98       $8.74       $8.97       $8.75       $9.46      $9.02
Investment operations:
Net investment income   .45         .04         .42         .41         .45        .21
Net realized and
  unrealized gain (loss)
  on investments      (.21)         .28       (.22)         .22       (.58)        .43
Total from investment
  operations            .24         .32         .20         .63       (.13)        .64
Less distributions:
From net investment income        (.46)       (.08)       (.42)       (.41)       (.45)         (.20)
Net realized gain on
  investments            --          --          --          --       (.02)          --
In excess of net realized gain on
  investments            --          --          --          --       (.11)         --
Total distributions   (.46)       (.08)       (.42)       (.41)       (.58)      (.20)
Net asset value,
end of period         $8.76       $8.98       $8.75       $8.97       $8.75      $9.46
Total investment return at
  net asset value (%) (a)          2.65     3.21(b)        2.25     7.51(b)      (1.59)       7.21(b)
Net assets, end of period
  (in thousands)       $355       $   1     $72,083     $58,591     $44,916    $15,113
Ratio of expenses to average
net assets (%)(d)      1.24      .09(b)        1.61     1.46(b)        1.59     .77(b)
Ratio of net investment
  income to average net
  assets (%)           4.92      .42(b)        4.69     4.72(b)        4.77    2.42(b)
Portfolio turnover (%)52.82    51.86(b)       52.82    51.86(b)       51.74   44.58(b)
                                                                                                 FOR THE PERIOD
                                        FOR THE                                                  FEBRUARY 20,
                                         ELEVEN                                                          1990
                                         MONTHS                                                  (COMMENCEMENT
                        YEAR ENDED        ENDED                                                  OF OPERATIONS)
                            MAY 31       MAY 31                   YEAR ENDED JUNE 30                             TO JUNE 30
                              1996        1995+        1994         1993        1992         1991        1990
                                                   CLASS A
Net asset value, beginning
  of period                  $8.98     $   8.75     $  9.46     $   8.97    $   8.64      $  8.50   $   8.50
Investment operations
Net investment income          .48          .46         .51          .54      .59(c)       .62(c)     .22(c)
Net realized and unrealized
  gain (loss) on investments (.22)          .23       (.58)          .58         .38          .13        .01
Total from investment
  operations                   .26          .69       (.07)         1.12         .97          .75        .23
Less distributions:
From net investment income   (.48)        (.46)       (.51)        (.55)       (.60)        (.61)      (.23)
Net realized gain on
  investments                   --           --       (.08)        (.08)       (.04)           --         --
In excess of realized gain
  on investments                --           --       (.05)           --          --           --         --
Total distributions          (.48)        (.46)       (.64)        (.63)       (.64)        (.61)      (.23)
Net asset value, end of
  period                     $8.76        $8.98 $      8.75        $9.46 $      8.97    $    8.64      $8.50
Total investment return at
  net asset value (%) (a)     2.92      8.25(b)       (.94)        13.02       11.52         9.17     2.71(b)
Net assets, end of period
  (in thousands)          $227,940     $242,569    $246,336     $235,243    $159,658      $99,978    $34,588
Ratio of expenses to average
  net assets (%)               .96       .87(b)         .95          .92      .75(c)       .66(c)  .26(b)(c)
Ratio of net investment
  income to average net
  assets (%)                  5.36      5.36(b)        5.43         5.90     6.69(c)      7.09(c) 3.06(b)(c)
Portfolio turnover (%)       52.82     51.86(b)       51.74        44.58       80.21       101.21   `7.58(b)


* The fiscal year has been changed from June 30 to May 31.
(a) Total Investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b) Not annualized.
(c) Reflects an expense limitation. As a result of the limitation, expenses of the fund for the years ended June 30, 1992 and 1991 and for the period ended June 30, 1990 reflect a reduction of $0.01, $0.03 and $0.02 per share, respectively.

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